NUMBER 1099

SHARES

# GIANT MOTORSPORTS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
75,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE

CUSIP 374524 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS

*This certifies that* Specimen

*is the owner of*

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

## *Giant Motorsports, Inc.*

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED

PRESIDENT

SECRETARY

COUNTERSIGNED
PACIFIC STOCK TRANSFER COMPANY
500 E Warm Springs Road, Suite 240
Las Vegas, NV 89119
By VOID
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

| | | | |
|---|---|---|---|
| TEN COM | - as tenants in common | UNIF GIFT MIN ACT..........................Custodian......................... | |
| TEN ENT | - as tenants by the entireties | (Cust) | (Minor) |
| JT TEN | - as joint tenants with the right of survivorship and not as tenants in common | Act.................................................. (State) | |

Additional abbreviations may also be used though not in the above list.

*For value received,* ______________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________ *shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________, *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ______________________

X______________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

**TRANSFER FEE WILL APPLY**